SUPPLEMENT DATED JANUARY 9, 2008

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT VISTA AND NEW YORK KEYPORT OPTIMA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

MFS Emerging Growth Series	MFS Growth Series

Please retain this supplement with your prospectus for future reference.

Keyport(NY) 1/08